                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                November 17, 2000

                Date of Report (Date of earliest event reported)




                                ADAC LABORATORIES
             (Exact name of registrant as specified in its charter)




         California                       0-9428                 94-1725806
-------------------------------   ------------------------  --------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)




                                 540 Alder Drive
                           Milpitas, California 95035
                    (Address of principal executive offices)

                                 (408) 321-9100
               (Registrant's telephone number, including area code





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ITEM 2.

         On October 24, 2000, ADAC Laboratories, a California corporation ("ADAC") entered into an Agreement and Plan of Merger ("Merger Agreement") by and among ADAC, ADAC Healthcare Information Systems, Inc., a Texas corporation and wholly-owned subsidiary of ADAC ("HCIS"), Cerner Corporation, a Delaware corporation ("Cerner") and Cerner RIS Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Cerner ("Acquisition Sub") pursuant to which Acquisition Sub will merge with and into HCIS (the "Merger"), as is more fully described in the Merger Agreement. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

         On November 17, 2000, all conditions to closing were satisfied and the Merger closed. Cerner will pay a total of approximately $6 million cash consideration for the shares of HCIS, of which approximately $4 million was paid at closing, $1 million is to be paid on November 17, 2001 and the remaining $1 million is to be paid on November 17, 2002, subject to adjustment. The consideration amount was determined pursuant to arms-length negogiations.

         HCIS is located in Houston, Texas and provides information and image management solutions for radiology departments of healthcare facilities. Cerner designs, develops and supports information systems and content solutions for health organizations and consumers.

         On October 24, 2000, ADAC and Cerner issued a press release announcing the signing of the Merger Agreement, a copy of which is attached hereto as
Exhibit 99.1 and is incorporated by reference.

         On November 21, 2000, Cerner issued a press release announcing the closing of the Merger, a copy of which is attached hereto as Exhibit 99.2 and is incorporated by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBIT C.

                  (a)      Financial statements of Business Acquired.  None.

                  (b) Pro Forma Financial Information. To be filed by amendment.

                  (c)      Exhibits. See attached.

                  EXHIBIT NUMBER        DESCRIPTION

                  2.1 Merger Agreement, dated as of October 24, 2000, by and among ADAC, HCIS, Cerner and Acquisition Sub

                  99.1                  Press release dated October 24, 2000

                  99.2                  Press release dated November 21, 2000



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ADAC LABORATORIES


Dated: December 1, 2000

                                           By: /s/ Andrew Eckert
                                              -------------------------
                                               Andrew Eckert
                                               Chief Executive Officer



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                                  EXHIBIT INDEX

                 EXHIBIT NUMBER          DESCRIPTION

                 2.1                     Merger Agreement, dated October 24, 2000, by and
                                         among ADAC, HCIS, Cerner and Acquisition Sub

                 99.1                    Press release dated October 24, 2000.

                 99.2                    Press release dated November 21, 2000